Exhibit 99.2

Draft 2/11/2014

Protective Life Corporation (“PLC”)

Supplemental Schedules

Fourth Quarter 2013

Draft 2/11/2014

Quarterly Financial Highlights

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2012	2013	2013	2013	2013	2012	2013

Pre-tax Operating Income (Loss) (1)

Life Marketing	$15,642	$23,707	$24,673	$29,218	$32,700	$105,032	$110,298
Acquisitions	42,191	34,377	29,435	29,429	60,762	171,060	154,003
Annuities	45,348	43,398	36,382	50,866	53,484	119,092	184,130
Stable Value Products	18,675	17,844	22,464	19,206	21,047	60,329	80,561
Asset Protection	859	6,081	7,384	6,827	6,503	16,454	26,795
Corporate & Other	928	(18,332)	(2,483)	(14,251)	(5,496)	(3,203)	(40,562)
Total Pre-tax Operating Income	$123,643	$107,075	$117,855	$121,295	$169,000	$468,764	$515,225

Balance Sheet Data

Total Assets	$57,384,672	$58,573,487	$58,162,886	$58,460,511	$68,784,107
Total Protective Life Corporation’s Shareowners’ Equity	$4,615,183	$4,541,292	$3,837,991	$3,638,532	$3,714,794
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (2)	$2,878,461	$2,941,969	$3,036,797	$3,112,444	$3,220,728

Stock Data

Closing Price	$28.58	$35.80	$38.41	$42.55	$50.66
Average Shares Outstanding
Basic	79,652,495	79,139,392	79,404,770	79,492,274	79,540,583	81,066,338	79,395,622
Diluted	81,339,803	80,706,744	81,087,238	80,852,078	81,053,787	82,723,016	80,925,713

(1) “Pre-tax Operating Income (Loss)” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

See Page 6 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

(2) “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

See Page 5 for a reconciliation of “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Total Protective Life Corporation’s Shareowners’ equity”.

Draft 2/11/2014

Financial Strength Ratings as of December 31, 2013

Legal Entity	A.M. Best	Fitch	Standard & Poor’s	Moody’s

Insurance companies:
Protective Life Insurance Company	A+	A	AA-	A2
West Coast Life Insurance Company	A+	A	AA-	A2
Protective Life and Annuity Insurance Company	A+	A	AA-	—
Lyndon Property Insurance Company	A-	—	—	—
MONY Life Insurance Company	A+	A	A+	A2

Draft 2/11/2014

Consolidated Statements of Income

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2012	2013	2013	2013	2013	2012	2013

REVENUES
Gross premiums and policy fees	$721,605	$726,847	$756,331	$657,218	$841,255	$2,814,278	$2,981,651
Reinsurance ceded	(375,546)	(335,350)	(390,490)	(270,730)	(380,625)	(1,345,836)	(1,377,195)
Net premiums and policy fees	346,059	391,497	365,841	386,488	460,630	1,468,442	1,604,456
Net investment income	476,045	457,634	466,220	454,275	539,952	1,862,332	1,918,081
RIGL - derivatives	(26,081)	7,385	143,881	41,326	(4,461)	(238,480)	188,131
RIGL - all other investments	7,161	(4,145)	(109,978)	(19,508)	10,094	231,035	(123,537)

OTTI losses	(16,422)	(1,340)	(1,789)	(6,635)	(1,177)	(66,188)	(10,941)
Portion recognized in OCI (before taxes)	(1,536)	(3,244)	(2,211)	(2,046)	(4,005)	7,302	(11,506)
Net impairment losses recognized in earnings	(17,958)	(4,584)	(4,000)	(8,681)	(5,182)	(58,886)	(22,447)
Other income	84,633	85,027	94,392	98,794	116,102	358,563	394,315
Total revenues	869,859	932,814	956,356	952,694	1,117,135	3,623,006	3,958,999

BENEFITS & EXPENSES
Benefits and settlement expenses	537,944	581,880	557,866	624,577	715,434	2,326,040	2,479,757
Amortization of deferred policy acquisition costs and value of business acquired	65,530	52,239	74,946	22,446	43,267	203,565	192,898
Other operating expenses	120,406	138,061	123,661	121,136	141,851	480,155	524,709
Interest expense - subsidiaries	10,336	11,105	11,511	12,169	12,707	28,796	47,492
Interest expense - holding company - other debt	23,481	23,434	22,891	21,777	21,796	93,882	89,898
Interest expense - holding company - subordinated debt	8,443	8,468	8,468	8,468	8,468	37,597	33,872
Total benefits and expenses	766,140	815,187	799,343	810,573	943,523	3,170,035	3,368,626

INCOME BEFORE INCOME TAX	103,719	117,627	157,013	142,121	173,612	452,971	590,373
Income tax expense	36,923	39,336	53,814	49,060	54,699	150,519	196,909
NET INCOME	66,796	78,291	103,199	93,061	118,913	302,452	393,464
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
NET INCOME AVAILABLE TO PLC’S COMMON SHAREOWNERS	$66,796	$78,291	$103,199	$93,061	$118,913	$302,452	$393,464

PER SHARE DATA FOR QUARTER
Operating income - diluted (1)	$0.98	$0.89	$0.96	$0.98	$1.43
RIGL - derivatives	(0.12)	0.16	1.27	0.46	0.10
RIGL - all other investments	(0.04)	(0.08)	(0.96)	(0.29)	(0.06)
Net income available to PLC’s common shareowners-diluted	$0.82	$0.97	$1.27	$1.15	$1.47
Average shares outstanding-diluted	81,339,803	80,706,744	81,087,238	80,852,078	81,053,787
Dividends paid	$0.18	$0.18	$0.20	$0.20	$0.20
PER SHARE DATA FOR YTD
Operating income - diluted (1)	$3.78	$0.89	$1.84	$2.82	$4.26
RIGL - derivatives	(1.59)	0.16	1.44	1.90	1.99
RIGL - all other investments	1.47	(0.08)	(1.04)	(1.33)	(1.39)
Net income available to PLC’s common shareowners - diluted	$3.66	$0.97	$2.24	$3.39	$4.86
Average shares outstanding - diluted	82,723,016	80,706,744	80,898,042	80,882,552	80,925,713
Dividends paid	$0.70	$0.18	$0.38	$0.58	$0.78

(1) “Operating Income” is a non-GAAP financial measure.  “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 2/11/2014

Consolidated Balance Sheets

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2012	2013	2013	2013	2013

ASSETS
Fixed maturities, at fair value	$29,787,959	$30,065,491	$28,922,966	$28,323,215	$34,815,931
Fixed maturities, at amortized cost	300,000	315,000	335,000	350,000	365,000
Equity securities	411,786	415,176	446,518	461,231	646,027
Mortgage loans	4,950,201	4,835,917	4,773,709	4,794,924	5,486,417
Investment real estate	19,816	18,952	16,178	18,750	20,413
Policy loans	865,391	862,202	855,780	856,333	1,815,744
Other long-term investments	361,837	348,394	429,987	482,367	521,811
Long-term investments	36,696,990	36,861,132	35,780,138	35,286,820	43,671,343
Short-term investments	217,812	161,506	172,011	216,224	134,146
Total investments	36,914,802	37,022,638	35,952,149	35,503,044	43,805,489
Cash	368,801	275,103	255,712	354,449	466,542
Accrued investment income	357,368	361,463	365,483	364,233	465,333
Accounts and premiums receivable	85,500	104,539	96,819	76,138	127,830
Reinsurance receivable	5,805,401	5,842,124	5,832,194	5,744,801	6,175,115
Deferred policy acquisition costs and value of business acquired	3,239,519	3,262,029	3,414,988	3,307,513	3,584,199
Goodwill	108,561	107,786	107,012	106,237	105,463
Property and equipment, net	47,607	48,590	49,492	51,806	52,403
Other assets	262,052	272,760	305,752	343,015	426,677
Current/Deferred income tax	30,827	—	—	23,970	—
Assets related to separate accounts
Variable annuity	9,601,417	10,670,833	11,162,856	11,921,925	12,791,438
Variable universal life	562,817	605,622	620,429	663,380	783,618

TOTAL ASSETS	$57,384,672	$58,573,487	$58,162,886	$58,460,511	$68,784,107

Draft 2/11/2014

Consolidated Balance Sheets - Continued

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2012	2013	2013	2013	2013

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$21,626,386	$21,793,320	$21,932,062	$22,029,491	$29,699,025
Unearned premiums	1,396,026	1,426,496	1,454,003	1,512,909	1,549,815
Stable value product account balances	2,510,559	2,544,609	2,579,172	2,531,262	2,559,552
Annuity account balances	10,658,463	10,524,393	10,509,829	10,431,938	11,207,553
Other policyholders’ funds	566,985	569,533	577,821	602,978	1,214,380
Repurchase program borrowings	150,000	300,000	340,000	100,000	350,000
Other liabilities	1,434,604	1,375,962	1,225,042	1,177,807	1,142,887
Deferred income taxes	1,736,389	1,690,052	1,318,175	1,239,796	1,069,530
Income tax payable	—	4,782	13	—	13,474
Non-recourse funding obligations	586,000	596,000	604,900	619,900	562,448
Debt	1,400,000	1,390,000	1,460,000	1,450,000	1,585,000
Subordinated debt securities	540,593	540,593	540,593	540,593	540,593
Liabilities related to separate accounts
Variable annuity	9,601,417	10,670,833	11,162,856	11,921,925	12,791,438
Variable universal life	562,817	605,622	620,429	663,380	783,618
TOTAL LIABILITIES	52,770,239	54,032,195	54,324,895	54,821,979	65,069,313

SHAREOWNERS’ EQUITY
Common stock	44,388	44,388	44,388	44,388	44,388
Additional paid-in-capital	606,369	599,514	606,523	602,072	606,934
Treasury stock	(209,840)	(203,698)	(203,385)	(200,637)	(200,416)
Retained earnings	2,437,544	2,501,765	2,589,271	2,666,621	2,769,822
Accumulated other comprehensive income (loss)	1,736,722	1,599,323	801,194	526,088	494,066
TOTAL PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY	4,615,183	4,541,292	3,837,991	3,638,532	3,714,794
Noncontrolling interest	(750)	—	—	—	—
TOTAL EQUITY	4,614,433	4,541,292	3,837,991	3,638,532	3,714,794
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$57,384,672	$58,573,487	$58,162,886	$58,460,511	$68,784,107

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$59.06	$57.89	$48.91	$46.31	$47.28
Less: Accumulated other comprehensive income (loss)	22.22	20.39	10.21	6.69	6.29
Excluding accumulated other comprehensive income (loss) (1)	$36.84	$37.50	$38.70	$39.62	$40.99

Total Protective Life Corporation’s Shareowners’ Equity	$4,615,183	$4,541,292	$3,837,991	$3,638,532	$3,714,794
Less: Accumulated other comprehensive income (loss)	1,736,722	1,599,323	801,194	526,088	494,066
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (1)	$2,878,461	$2,941,969	$3,036,797	$3,112,444	$3,220,728

Common shares outstanding	78,137,493	78,449,071	78,465,053	78,562,547	78,577,446
Treasury Stock shares	10,639,467	10,327,889	10,311,907	10,214,413	10,199,514

(1) “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft 2/11/2014

Calculation of Operating Earnings Per Share

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2012	2013	2013	2013	2013	2012	2013

CALCULATION OF NET INCOME PER SHARE

Net income available to PLC’s common shareowners	$66,796	$78,291	$103,199	$93,061	$118,913	$302,452	$393,464

Average shares outstanding - basic	79,652,495	79,139,392	79,404,770	79,492,274	79,540,583	81,066,338	79,395,622
Average shares outstanding - diluted	81,339,803	80,706,744	81,087,238	80,852,078	81,053,787	82,723,016	80,925,713

Net income available to PLC’s common shareowners per share-basic	$0.84	$0.99	$1.30	$1.17	$1.50	$3.73	$4.96
Net income available to PLC’s common shareowners per share-diluted	$0.82	$0.97	$1.27	$1.15	$1.47	$3.66	$4.86

Income from continuing operations	$66,796	$78,291	$103,199	$93,061	$118,913	$302,452	$393,464
EPS (basic)	$0.84	$0.99	$1.30	$1.17	$1.50	$3.73	$4.96
EPS (diluted)	$0.82	$0.97	$1.27	$1.15	$1.47	$3.66	$4.86

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - derivatives	$(26,081)	$7,385	$143,881	$41,326	$(4,461)	$(238,480)	$188,131
VA GMWB economic cost	11,265	12,923	14,588	15,782	16,444	36,501	59,737
RIGL - all other investments	(10,797)	(8,729)	(113,978)	(28,189)	4,912	172,149	(145,984)
Amortization related to DAC/VOBA and benefits and settlement expenses	5,689	(1,027)	(5,333)	(8,093)	(12,283)	14,037	(26,736)
	(19,924)	10,552	39,158	20,826	4,612	(15,793)	75,148
Tax effect	6,974	(3,693)	(13,706)	(7,289)	(1,614)	5,529	(26,302)
	$(12,950)	$6,859	$25,452	$13,537	$2,998	$(10,264)	$48,846

RIGL - derivatives per share-diluted	$(0.12)	$0.16	$1.27	$0.46	$0.10	$(1.59)	$1.99
RIGL - all other investments per share-diluted	$(0.04)	$(0.08)	$(0.96)	$(0.29)	$(0.06)	$1.47	$(1.39)

OPERATING INCOME PER SHARE (1)

Net income available to PLC’s common shareowners per share-diluted	$0.82	$0.97	$1.27	$1.15	$1.47	$3.66	$4.86
Less: RIGL - derivatives per share-diluted	(0.12)	0.16	1.27	0.46	0.10	(1.59)	1.99
Less: RIGL - all other investments per share-diluted	(0.04)	(0.08)	(0.96)	(0.29)	(0.06)	1.47	(1.39)
Operating income per share-diluted	$0.98	$0.89	$0.96	$0.98	$1.43	$3.78	$4.26

NET OPERATING INCOME (1)

Net income available to PLC’s common shareowners	$66,796	$78,291	$103,199	$93,061	$118,913	$302,452	$393,464
Less: RIGL - derivatives net of tax	(9,630)	13,200	103,004	37,120	7,789	(131,286)	161,113
Less: RIGL - all other investments net of tax and amortization	(3,320)	(6,341)	(77,552)	(23,583)	(4,791)	121,022	(112,267)
Net operating income	$79,746	$71,432	$77,747	$79,524	$115,915	$312,716	$344,618

PRE-TAX OPERATING INCOME (2)

Income before income tax and discontinued operations	$103,719	$117,627	$157,013	$142,121	$173,612	$452,971	$590,373
Less: RIGL - derivatives	(26,081)	7,385	143,881	41,326	(4,461)	(238,480)	188,131
Less: VA GMWB economic cost	11,265	12,923	14,588	15,782	16,444	36,501	59,737
Less: RIGL - all other investments	(10,797)	(8,729)	(113,978)	(28,189)	4,912	172,149	(145,984)
Less: Amortization related to DAC/VOBA and benefits and settlement expenses	5,689	(1,027)	(5,333)	(8,093)	(12,283)	14,037	(26,736)
Pre-tax operating income	$123,643	$107,075	$117,855	$121,295	$169,000	$468,764	$515,225

(1) “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures.  “Net Income available to PLC’s common shareowners” and “Net Income available to PLC’s common shareowners Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

(2) “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

Draft 2/11/2014

Invested Asset Summary

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2012	2013	2013	2013	2013

Total Portfolio

Fixed Maturities	$30,088.0	$30,380.5	$29,258.0	$28,673.2	$35,180.9	80%
Mortgage Loans	4,950.2	4,835.9	4,773.7	4,794.9	5,486.4	13%
Investment Real Estate	19.8	18.9	16.2	18.8	20.4	0%
Equity Securities	411.8	415.2	446.5	461.2	646.0	2%
Policy Loans	865.4	862.2	855.8	856.3	1,815.8	4%
Short-Term Investments	217.8	161.5	172.0	216.2	134.2	0%
Other Long-Term Investments	361.8	348.4	430.0	482.4	521.8	1%
Total Invested Assets	$36,914.8	$37,022.6	$35,952.2	$35,503.0	$43,805.5	100%

Draft 2/11/2014

Invested Asset Summary - Fixed Income

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2012	2013	2013	2013	2013

Fixed Income

Corporate Bonds	$22,054.4	$22,417.5	$21,610.4	$21,253.0	$27,286.2	78%
Residential Mortgage-Backed Securities	2,197.1	2,072.4	1,907.1	1,772.4	1,756.0	5%
Commercial Mortgage-Backed Securities	1,040.9	1,093.2	1,113.8	1,080.6	1,129.2	3%
Other Asset-Backed Securities	1,133.0	1,109.0	1,181.4	1,138.9	1,160.2	3%
U.S. Government-related Securities	1,475.8	1,503.8	1,382.5	1,417.3	1,704.1	5%
Other Government-related Securities	164.2	152.2	122.9	98.6	108.5	0%
States, Municipals and Political Subdivisions	1,722.6	1,717.4	1,604.9	1,562.4	1,671.7	5%
Other	300.0	315.0	335.0	350.0	365.0	1%
Total Fixed Income Portfolio	$30,088.0	$30,380.5	$29,258.0	$28,673.2	$35,180.9	100%

Fixed Income - Quality

AAA	14.6%	14.4%	14.4%	14.4%	12.5%
AA	7.2%	7.0%	6.9%	6.9%	7.0%
A	30.8%	31.5%	30.9%	30.3%	32.2%
BBB	39.7%	39.6%	40.6%	41.0%	41.7%
Below investment grade	6.7%	6.5%	6.1%	6.2%	5.6%
Not rated	1.0%	1.0%	1.1%	1.2%	1.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note:  Prior period ratings and investment classifications have been restated to be consistent with current quarter presentation.

Draft 2/11/2014

Fixed Maturities by NAIC Rating

	STAT Carry Value % of Total
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2012	2013	2013	2013	2013

NAIC Rating
1	55.68%	55.78%	54.98%	53.87%	53.24%
2	38.52%	38.74%	39.67%	39.57%	41.27%
3	3.23%	3.22%	3.04%	4.01%	3.60%
4	0.62%	0.58%	0.64%	0.82%	0.53%
5	0.70%	0.46%	0.39%	0.38%	0.25%
6	0.16%	0.09%	0.09%	0.09%	0.04%
Not Rated (1)	1.09%	1.13%	1.19%	1.26%	1.07%

	100.00%	100.00%	100.00%	100.00%	100.00%

Below investment grade (using NAIC 3-6)	4.71%	4.35%	4.16%	5.30%	4.42%

Note:  NAIC Ratings reflect statutory carrying values

(1)  Special purpose vehicle note held in Golden Gate V

Draft 2/11/2014

Invested Asset Summary - Mortgages

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2012	2013	2013	2013	2013

Mortgage Loans - Type

Retail	67.3%	68.0%	67.8%	67.1%	60.6%
Apartments	9.5%	8.7%	9.0%	9.0%	11.8%
Office Buildings	13.7%	13.9%	13.8%	13.6%	14.9%
Warehouses	7.4%	7.3%	7.4%	8.2%	7.4%
Miscellaneous	2.1%	2.1%	2.0%	2.1%	5.3%
	100.0%	100.0%	100.0%	100.0%	100.0%

Delinquent Loans & Foreclosed Properties

60 Days Past Due	$2.3	$1.7	$3.0	$—	$—
90 Days Past Due	17.2	19.5	14.6	9.3	2.2
Foreclosed Real Estate	4.4	—	—	3.9	10.5
	$23.9	$21.2	$17.6	$13.2	$12.7 (1)

% of Commercial Mortgage Loan Portfolio	0.5%	0.4%	0.4%	0.3%	0.2%

(1)  Includes $2.2 million of nonperforming loans subject to a pooling and servicing agreement as of December 31, 2013.

Draft 2/11/2014

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2012	2013	2013	2013	2013

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$0.5	$0.1	$—	$—	$—
AA	—	—	—	—	—
A	—	—	—	—	—
BBB	—	—	—	—	—
Below investment grade	14.1	12.8	11.0	9.8	9.4
Total	$14.6	$12.9	$11.0	$9.8	$9.4

Modco Trading Portfolio

Rating
AAA	$559.4	$546.7	$440.1	$430.9	$419.9
AA	239.8	233.2	286.0	265.5	266.2
A	801.6	828.2	847.1	836.2	854.0
BBB	1,038.9	992.5	922.8	920.2	924.5
Below investment grade	353.1	354.7	345.5	320.2	324.5
Short-term investments	118.9	110.6	91.6	106.4	52.4
Total	$3,111.7	$3,065.9	$2,933.1	$2,879.4	$2,841.5

Note:  Prior period ratings have been restated to be consistent with current quarter presentation.

Draft 2/11/2014

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of December 31, 2013:

(Dollars In Millions)	2009 and
(Unaudited)	Prior	2010	2011	2012	2013	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
BBB	$0.8	$—	$—	$—	$—	$0.8
Below investment grade	394.2	—	—	—	—	394.2
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$395.0	$—	$—	$—	$—	$395.0

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
BBB	$—	$—	$—	$—	$—	$—
Below investment grade	32.9	—	—	—	—	32.9
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$32.9	$—	$—	$—	$—	$32.9

Draft 2/11/2014

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of December 31, 2013:

(Dollars In Millions)	2009 and
(Unaudited)	Prior	2010	2011	2012	2013	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$280.4	$292.0	$315.1	$24.4	$145.3	$1,057.2
AA	0.3	—	—	—	—	0.3
A	18.6	—	—	—	—	18.6
BBB	9.0	—	—	—	—	9.0
Below investment grade	273.9	—	—	—	—	273.9
Total mortgage-backed securities collateralized by prime loans	$582.2	$292.0	$315.1	$24.4	$145.3	$1,359.0

Includes $955.8 million of agency mortgage backed securities.

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$14.0	$6.3	$3.3	$(1.1)	$(5.0)	$17.5
AA	—	—	—	—	—	—
A	0.6	—	—	—	—	0.6
BBB	0.5	—	—	—	—	0.5
Below investment grade	7.2	—	—	—	—	7.2
Total mortgage-backed securities collateralized by prime loans	$22.3	$6.3	$3.3	$(1.1)	$(5.0)	$25.8

Draft 2/11/2014

Invested Asset Summary - CMBS

Commercial Mortgage-backed Securities as of December 31, 2013:

(Dollars In Millions)	2009 and
(Unaudited)	Prior	2010	2011	2012	2013	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$64.8	$80.2	$207.4	$294.0	$128.9	$775.3
AA	16.9	33.0	37.3	40.5	28.4	156.1
A	48.0	31.9	52.8	13.0	18.4	164.1
BBB	33.7	—	—	—	—	33.7
Total commercial mortgage-backed securities	$163.4	$145.1	$297.5	$347.5	$175.7	$1,129.2

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$1.2	$5.7	$14.2	$(9.4)	$(5.6)	$6.1
AA	0.2	1.8	2.3	(3.5)	(1.8)	(1.0)
A	1.0	0.9	(0.7)	(1.4)	(2.0)	(2.2)
BBB	0.4	—	—	—	—	0.4
Total commercial mortgage-backed securities	$2.8	$8.4	$15.8	$(14.3)	$(9.4)	$3.3

Draft 2/11/2014

Invested Asset Summary - ABS(1)

Other Asset-backed Securities(1) as of December 31, 2013:

(Dollars In Millions)	2009 and
(Unaudited)	Prior	2010	2011	2012	2013	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$474.2	$4.7	$24.8	$32.1	$18.7	$554.5
AA	153.7	—	—	63.5	—	217.2
A	63.9	—	51.9	93.8	34.3	243.9
BBB	9.3	—	—	—	—	9.3
Below investment grade	135.3	—	—	—	—	135.3
Total other asset-backed securities	$836.4	$4.7	$76.7	$189.4	$53.0	$1,160.2

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(41.1)	$—	$0.7	$(0.8)	$(0.4)	$(41.6)
AA	(15.1)	—	—	(0.3)	—	(15.4)
A	5.7	—	4.2	0.6	(0.5)	10.0
BBB	0.1	—	—	—	—	0.1
Below investment grade	11.2	—	—	—	—	11.2
Total other asset-backed securities	$(39.2)	$—	$4.9	$(0.5)	$(0.9)	$(35.7)

(1)  Excludes Residential and Commercial mortgage-backed securities

Draft 2/11/2014

Life Marketing Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2012	2013	2013	2013	2013	2012	2013
REVENUES
Gross premiums and policy fees	$410,105	$418,705	$442,338	$356,809	$416,280	$1,575,074	$1,634,132
Reinsurance ceded	(239,056)	(207,662)	(255,180)	(145,075)	(230,106)	(831,713)	(838,023)
Net premiums and policy fees	171,049	211,043	187,158	211,734	186,174	743,361	796,109
Net investment income	122,507	127,248	130,054	129,935	134,428	486,463	521,665
Other income	29,709	29,335	29,809	32,144	31,867	117,109	123,155
Total operating revenues	323,265	367,626	347,021	373,813	352,469	1,346,933	1,440,929
RIGL - investments	—	—	—	3,603	274	—	3,877
RIGL - derivatives	—	—	—	—	—	—	—
Total revenues	323,265	367,626	347,021	377,416	352,743	1,346,933	1,444,806

BENEFITS & EXPENSES
Benefits and settlement expenses	243,276	280,766	256,073	330,156	275,624	1,054,645	1,142,619
Amortization of deferred policy acquisition costs and value of business acquired	29,495	14,022	27,066	(24,284)	8,034	45,079	24,838
Other operating expenses	34,852	49,131	39,209	38,723	36,111	142,177	163,174
Operating benefits and expenses	307,623	343,919	322,348	344,595	319,769	1,241,901	1,330,631
Amortization related to benefits and settlement expenses	—	—	—	483	30	—	513
Amortization of DAC/VOBA related to realized gains (losses) - investments	—	—	—	819	117	—	936
Total benefits and expenses	307,623	343,919	322,348	345,897	319,916	1,241,901	1,332,080

INCOME BEFORE INCOME TAX	15,642	23,707	24,673	31,519	32,827	105,032	112,726

Adjustments to Reconcile to Operating Income:
Less: RIGL	—	—	—	3,603	274	—	3,877
Less: amortization related to benefits and settlement expenses	—	—	—	(483)	(30)	—	(513)
Less: Related amortization of DAC/VOBA	—	—	—	(819)	(117)	—	(936)

PRE-TAX OPERATING INCOME	$15,642	$23,707	$24,673	$29,218	$32,700	$105,032	$110,298

Life Marketing Key Data

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
	2012	2013	2013	2013	2013	2012	2013
SALES BY PRODUCT
Traditional	$195	$292	$409	$390	$202	$1,115	$1,293
Universal life	41,216	46,995	44,181	32,261	29,991	117,099	153,428
Bank-owned life insurance	499	—	—	—	—	3,253	—
Total	$41,910	$47,287	$44,590	$32,651	$30,193	$121,467	$154,721

SALES BY DISTRIBUTION
Independent agents	$26,561	$31,537	$31,108	$23,395	$22,140	$73,692	$108,180
Stockbrokers/banks	14,491	15,303	12,920	8,608	7,512	42,973	44,343
BOLI/other	858	447	562	648	541	4,802	2,198
Total	$41,910	$47,287	$44,590	$32,651	$30,193	$121,467	$154,721

AVERAGE LIFE INSURANCE IN-FORCE
Traditional	$443,238,635	$437,245,336	$430,900,880	$423,831,748	$417,123,348	$449,462,487	$424,012,114
Universal life	84,396,938	91,692,734	101,045,737	109,933,560	117,217,198	80,331,839	109,131,467
Total	$527,635,573	$528,938,070	$531,946,617	$533,765,308	$534,340,546	$529,794,326	$533,143,581

AVERAGE ACCOUNT VALUES
Universal life	$6,608,067	$6,726,549	$6,866,731	$7,003,612	$7,064,117	$6,501,025	$6,965,424
Variable universal life	391,767	411,880	446,231	468,595	503,897	387,424	475,064
Total	$6,999,834	$7,138,429	$7,312,962	$7,472,207	$7,568,014	$6,888,449	$7,440,488

Draft 2/11/2014

Acquisitions Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2012	2013	2013	2013	2013	2012	2013
REVENUES
Gross premiums and policy fees	$211,945	$208,726	$208,194	$194,379	$317,826	$847,080	$929,125
Reinsurance ceded	(104,804)	(96,605)	(102,654)	(92,970)	(117,419)	(387,245)	(409,648)
Net premiums and policy fees	107,141	112,121	105,540	101,409	200,407	459,835	519,477
Net investment income	137,055	134,669	134,686	133,695	214,248	550,334	617,298
Other income	787	1,014	1,015	1,004	3,891	6,003	6,924
Total operating revenues	244,983	247,804	241,241	236,108	418,546	1,016,172	1,143,699
RIGL - investments	(1,209)	(14,043)	(124,691)	(24,992)	3,661	178,941	(160,065)
RIGL - derivatives	8,166	16,726	145,143	28,951	12,125	(130,818)	202,945
Total revenues	251,940	250,487	261,693	240,067	434,332	1,064,295	1,186,579

BENEFITS & EXPENSES
Benefits and settlement expenses	172,791	179,449	177,901	173,423	308,843	716,893	839,616
Amortization of deferred policy acquisition costs and value of business acquired	17,891	18,213	18,661	18,030	16,932	76,505	71,836
Other operating expenses	12,110	15,765	15,244	15,226	32,009	51,714	78,244
Operating benefits and expenses	202,792	213,427	211,806	206,679	357,784	845,112	989,696
Amortization related to benefits and settlement expenses	—	—	—	104	11,666	—	11,770
Amortization of DAC/VOBA related to realized gains (losses) - investments	462	173	943	398	(588)	746	926
Total benefits and expenses	203,254	213,600	212,749	207,181	368,862	845,858	1,002,392

INCOME BEFORE INCOME TAX	48,686	36,887	48,944	32,886	65,470	218,437	184,187

Adjustments to Reconcile to Operating Income:
Less: RIGL	6,957	2,683	20,452	3,959	15,786	48,123	42,880
Less: amortization related to benefits and settlement expenses	—	—	—	(104)	(11,666)	—	(11,770)
Less: Related amortization of DAC/VOBA	(462)	(173)	(943)	(398)	588	(746)	(926)

PRE-TAX OPERATING INCOME	$42,191	$34,377	$29,435	$29,429	$60,762	$171,060	$154,003

Draft 2/11/2014

Annuities Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2012	2013	2013	2013	2013	2012	2013
REVENUES
Gross premiums and policy fees	$27,878	$28,552	$32,965	$34,870	$35,930	$97,928	$132,317
Reinsurance ceded	(1)	—	—	—	—	(26)	—
Net premiums and policy fees	27,877	28,552	32,965	34,870	35,930	97,902	132,317
Net investment income	130,268	118,557	116,789	116,699	116,277	504,345	468,322
RIGL - derivatives	(11,265)	(12,923)	(14,588)	(15,782)	(16,444)	(36,501)	(59,737)
Other income	25,143	26,795	30,600	33,295	34,821	84,317	125,511
Total operating revenues	172,023	160,981	165,766	169,082	170,584	650,063	666,413
RIGL - investments	609	1,773	8,218	236	(1,809)	28,470	8,418
RIGL - derivatives, net of economic cost	(22,461)	2,175	12,041	26,987	(1,482)	(66,331)	39,721
Total Revenues	150,171	164,929	186,025	196,305	167,293	612,202	714,552

BENEFITS & EXPENSES
Benefits and settlement expenses	83,585	80,671	82,170	80,963	77,652	369,692	321,456
Amortization of deferred policy acquisition costs and value of business acquired	15,955	10,654	15,763	11,246	10,544	60,032	48,207
Other operating expenses	27,135	26,258	31,451	26,007	28,904	101,247	112,620
Operating benefits and expenses	126,675	117,583	129,384	118,216	117,100	530,971	482,283
Amortization related to benefits and settlement expenses	198	(601)	(255)	(2,276)	1,096	(70)	(2,036)
Amortization of DAC related to realized gains (losses) - investments	(6,349)	1,455	4,645	8,565	(38)	(14,713)	14,627
Total benefits and expenses	120,524	118,437	133,774	124,505	118,158	516,188	494,874

INCOME BEFORE INCOME TAX	29,647	46,492	52,251	71,800	49,135	96,014	219,678

Adjustments to Reconcile to Operating Income:
Less: RIGL - investments	609	1,773	8,218	236	(1,809)	28,470	8,418
Less: RIGL - derivatives, net of economic cost	(22,461)	2,175	12,041	26,987	(1,482)	(66,331)	39,721
Less: amortization related to benefits and settlement expenses	(198)	601	255	2,276	(1,096)	70	2,036
Less: related amortization of DAC	6,349	(1,455)	(4,645)	(8,565)	38	14,713	(14,627)

PRE-TAX OPERATING INCOME	$45,348	$43,398	$36,382	$50,866	$53,484	$119,092	$184,130

Annuities Key Data

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
	2012	2013	2013	2013	2013	2012	2013
SALES
Variable Annuity	$733,228	$579,698	$718,884	$357,484	$210,428	$2,734,985	$1,866,494
Immediate Annuity	11,508	10,112	15,080	17,110	15,715	55,826	58,017
Single Premium Deferred Annuity	117,127	103,590	93,385	40,764	27,487	530,025	265,226
Market Value Adjusted Annuity	1,817	1,333	2,986	13,459	12,432	5,039	30,210
Fixed Indexed Annuity	214	318	26,647	109,381	203,329	821	339,675
Total	$863,894	$695,051	$856,982	$538,198	$469,391	$3,326,696	$2,559,622

PRE-TAX OPERATING INCOME (LOSS)
Variable Annuity	$18,917	$25,877	$23,812	$32,929	$35,268	$41,384	$117,886
Fixed Annuity	26,431	17,521	12,570	17,937	18,216	77,708	66,244
Total	$45,348	$43,398	$36,382	$50,866	$53,484	$119,092	$184,130

DEPOSIT BALANCE
VA Fixed Annuity	$551,098	$470,656	$483,958	$398,150	$292,297
VA Separate Account Annuity	9,037,748	10,078,475	10,594,528	11,323,019	12,024,883
Sub-total	9,588,846	10,549,131	11,078,486	11,721,169	12,317,180
Fixed Annuity	7,904,746	7,878,568	7,865,892	7,899,040	7,983,406
Total	$17,493,592	$18,427,699	$18,944,378	$19,620,209	$20,300,586

Draft 2/11/2014

Stable Value Products Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2012	2013	2013	2013	2013	2012	2013

REVENUES
Net investment income	$31,030	$30,074	$33,651	$29,478	$30,595	$128,239	$123,798
Other income	—	—	—	—	759	1	759
Total operating revenues	31,030	30,074	33,651	29,478	31,354	128,240	124,557
RIGL - derivatives	(174)	368	(558)	(63)	63	(177)	(190)
RIGL - investments	(3,956)	1,478	1,375	(4,207)	(223)	(5,214)	(1,577)
Total revenues	26,900	31,920	34,468	25,208	31,194	122,849	122,790

BENEFITS & EXPENSES
Benefits and settlement expenses	11,610	11,603	10,683	9,639	9,868	64,790	41,793
Amortization of deferred policy acquisition costs and value of business acquired	111	81	96	110	111	947	398
Other operating expenses	634	546	408	523	328	2,174	1,805
Total benefits and expenses	12,355	12,230	11,187	10,272	10,307	67,911	43,996

INCOME BEFORE INCOME TAX	14,545	19,690	23,281	14,936	20,887	54,938	78,794

Adjustments to Reconcile to Operating Income:
Less: RIGL - derivatives	(174)	368	(558)	(63)	63	(177)	(190)
Less: RIGL - investments	(3,956)	1,478	1,375	(4,207)	(223)	(5,214)	(1,577)

PRE-TAX OPERATING INCOME	$18,675	$17,844	$22,464	$19,206	$21,047	$60,329	$80,561

Stable Value Products Key Data

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
	2012	2013	2013	2013	2013	2012	2013

SALES
GIC	$272,150	$112,020	$205,284	$80,200	$97,078	$400,104	$494,582
GFA - Direct Institutional	—	—	—	—	—	221,500	—
Total	$272,150	$112,020	$205,284	$80,200	$97,078	$621,604	$494,582

DEPOSIT BALANCE
Quarter End Balance	$2,510,559	$2,544,609	$2,579,172	$2,531,262	$2,559,552
Average Daily Balance	$2,437,851	$2,543,906	$2,542,096	$2,503,294	$2,560,588

OPERATING SPREAD	3.06%	2.81%	3.53%	3.07%	3.29%

ADJUSTED OPERATING SPREAD (1)	2.60%	2.55%	2.67%	2.69%	2.77%

(1) Excludes participating mortgage loan income and other income

Draft 2/11/2014

Asset Protection Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2012	2013	2013	2013	2013	2012	2013

REVENUES
Gross premiums and policy fees	$67,081	$66,186	$68,203	$66,604	$66,924	$274,629	$267,917
Reinsurance ceded	(31,681)	(31,083)	(32,652)	(32,681)	(33,097)	(126,824)	(129,513)
Net premiums and policy fees	35,400	35,103	35,551	33,923	33,827	147,805	138,404
Net investment income	5,913	5,854	5,782	5,804	5,739	24,310	23,179
Other income	25,821	26,614	30,480	31,768	27,872	111,182	116,734
Total operating revenues	67,134	67,571	71,813	71,495	67,438	283,297	278,317

BENEFITS & EXPENSES
Benefits and settlement expenses	23,910	24,658	25,964	26,384	24,690	100,697	101,696
Amortization of deferred policy acquisition costs and value of business acquired	7,740	7,462	7,607	7,402	8,034	33,951	30,505
Other operating expenses	34,625	29,370	30,858	30,882	28,211	132,195	119,321
Total benefits and expenses	66,275	61,490	64,429	64,668	60,935	266,843	251,522

INCOME BEFORE INCOME TAX	859	6,081	7,384	6,827	6,503	16,454	26,795
PRE-TAX OPERATING INCOME	$859	$6,081	$7,384	$6,827	$6,503	$16,454	$26,795

Asset Protection Key Data

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
	2012	2013	2013	2013	2013	2012	2013

SALES
Credit insurance	$6,913	$7,334	$9,852	$9,105	$7,346	$35,339	$33,637
Service contracts	83,821	82,035	99,153	102,796	85,530	353,633	369,514
GAP products	14,116	14,766	17,453	18,140	16,287	62,342	66,646
Total	$104,850	$104,135	$126,458	$130,041	$109,163	$451,314	$469,797

Draft 2/11/2014

Corporate & Other Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2012	2013	2013	2013	2013	2012	2013

REVENUES
Gross premiums and policy fees	$4,596	$4,678	$4,631	$4,556	$4,295	$19,567	$18,160
Reinsurance ceded	(4)	—	(4)	(4)	(3)	(28)	(11)
Net premiums and policy fees	4,592	4,678	4,627	4,552	4,292	19,539	18,149
Net investment income	49,272	41,232	45,258	38,664	38,665	168,641	163,819
Other income	3,173	1,269	2,488	583	16,892	39,951	21,232
Total operating revenues	57,037	47,179	52,373	43,799	59,849	228,131	203,200
RIGL - investments	(6,241)	2,063	1,120	(2,829)	3,009	(30,048)	3,363
RIGL - derivatives	(347)	1,039	1,843	1,233	1,277	(4,653)	5,392
Total revenues	50,449	50,281	55,336	42,203	64,135	193,430	211,955

BENEFITS & EXPENSES
Benefits and settlement expenses	2,574	5,334	5,330	5,701	5,965	19,393	22,330
Amortization of deferred policy acquisition costs and value of business acquired	225	179	165	160	121	1,018	625
Other operating expenses	53,310	59,998	49,361	52,189	59,259	210,923	220,807
Total benefits and expenses	56,109	65,511	54,856	58,050	65,345	231,334	243,762

INCOME (LOSS) BEFORE INCOME TAX	(5,660)	(15,230)	480	(15,847)	(1,210)	(37,904)	(31,807)

Adjustments to Reconcile to Operating Income:
Less: RIGL - investments	(6,241)	2,063	1,120	(2,829)	3,009	(30,048)	3,363
Less: RIGL - derivatives	(347)	1,039	1,843	1,233	1,277	(4,653)	5,392

PRE-TAX OPERATING INCOME (LOSS)	$928	$(18,332)	$(2,483)	$(14,251)	$(5,496)	$(3,203)	$(40,562)

Draft 2/11/2014

INFORMATION RELATED TO CERTAIN NON-GAAP DISCLOSURES

The following pages contain information related to certain non-GAAP disclosures (consolidated and segment operating income (loss), operating income per diluted share, shareowners’ equity per share excluding accumulated other comprehensive income (loss), operating income return on average equity, and net income return on average equity).

All income per share results are presented on a diluted basis, unless otherwise noted.

CONSOLIDATED AND SEGMENT OPERATING INCOME (LOSS) AND OPERATING INCOME PER DILUTED SHARE

Consolidated and segment operating income (loss) and operating income per diluted share (hereinafter collectively referred to as “consolidated and segment operating income”) are defined as income before income tax, excluding realized gains and losses on investments and derivatives net of the amortization related to deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), and benefits and settlement expenses. Operating earnings exclude changes in the guaranteed minimum withdrawal benefits (“GMWB”) embedded derivatives (excluding the portion attributed to economic cost), realized and unrealized gains (losses) on derivatives used to hedge the VA product, actual GMWB incurred claims and net of the related amortization of DAC attributed to each of these items.

Management believes that consolidated and segment operating income (loss) provides relevant and useful information to investors, as it represents the basis on which the performance of the Company’s business is internally assessed. Although the items excluded from consolidated and segment operating income may be significant components in understanding and assessing the Company’s overall financial performance, management believes that consolidated and segment operating income enhances an investor’s understanding of the Company’s results of operations by highlighting the income (loss) generally attributable to the normal, recurring operations of the Company’s business.

SHAREOWNERS’ EQUITY PER SHARE EXCLUDING ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) affected by a related adjustment to DAC and VOBA, net of income tax, reported as a component of shareowners’ equity. The market values of fixed maturities increase or decrease as interest rates change. The Company believes that an insurance company’s shareowners’ equity per share may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure shareowners’ equity per share excluding accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, shareowners’ equity per share by including accumulated other comprehensive income (loss), including unrealized gains (losses) on investments.

OPERATING INCOME RETURN ON AVERAGE EQUITY

Operating income return on average equity is a measure used by management to evaluate the Company’s performance. It is calculated by dividing operating income (as defined above) for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

NET INCOME RETURN ON AVERAGE EQUITY

Net income return on average equity is a measure used by management to evaluate the Company’s performance.  It is calculated by dividing net income for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

Draft 2/11/2014

Reconciliation of Segment Operating Income (Loss) to Net Income available to PLC’s common shareowners

(Dollars In Thousands)	4TH QTR	4TH QTR	12 MOS
(Unaudited)	2012	2013	2012	2013

Life Marketing	$15,642	$32,700	$105,032	$110,298
Acquisitions	42,191	60,762	171,060	154,003
Annuities	45,348	53,484	119,092	184,130
Stable Value Products	18,675	21,047	60,329	80,561
Asset Protection	859	6,503	16,454	26,795
Corporate & Other	928	(5,496)	(3,203)	(40,562)
Total Pre-tax operating income	123,643	169,000	468,764	515,225

Realized Investment Gains (Losses) - Investments	(5,108)	(7,371)	186,186	(172,720)
Realized Investment Gains (Losses) - Derivatives	(14,816)	11,983	(201,979)	247,868
Income Tax Expense	(36,923)	(54,699)	(150,519)	(196,909)

Net income available to PLC’s common shareowners	$66,796	$118,913	$302,452	$393,464

Draft 2/11/2014

Reconciliation of Operating Income per Diluted Share to Net Income Available to PLC’s Common Shareowners per Diluted Share

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2012	2013	2013	2013	2013	2012	2013

OPERATING INCOME PER SHARE

Operating income per share-diluted	$0.98	$0.89	$0.96	$0.98	$1.43	$3.78	$4.26
RIGL - Derivatives per share-diluted	(0.12)	0.16	1.27	0.46	0.10	(1.59)	1.99
RIGL - All Other Investments-diluted	(0.04)	(0.08)	(0.96)	(0.29)	(0.06)	1.47	(1.39)
Net income available to PLC’s common shareowners per share-diluted	$0.82	$0.97	$1.27	$1.15	$1.47	$3.66	$4.86

Draft 2/11/2014

Reconciliation of Total Protective Life Corporation’s Shareowners’ Equity per Share to Total Protective Life Corporation’s Shareowners’ Equity (Excl. AOCI) per share

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2012	2013	2013	2013	2013

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$59.06	$57.89	$48.91	$46.31	$47.28
Less: Accumulated other comprehensive income (loss)	22.22	20.39	10.21	6.69	6.29
Excluding accumulated other comprehensive income (loss)	$36.84	$37.50	$38.70	$39.62	$40.99

Draft 2/11/2014

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended December 31, 2013

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	3/31/2012	6/30/2013	9/30/2013	12/31/2013	12/31/2013
NUMERATOR:
Net income available to PLC’s common shareowners	$78,291	$103,199	$93,061	$118,913	$393,464
Less:
Realized investment gains (losses), net of income tax
Investments	(5,674)	(74,086)	(18,323)	3,193	(94,890)
Derivatives	13,200	103,004	37,120	7,789	161,113
Related amortization of DAC and VOBA, net of income tax	(667)	(3,466)	(5,260)	(7,984)	(17,377)

Operating Income	$71,432	$77,747	$79,524	$115,915	$344,618

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
December 31, 2012	$4,615,183	$1,736,722	$2,878,461
March 31, 2013	4,541,292	1,599,323	2,941,969
June 30, 2013	3,837,991	801,194	3,036,797
September 30, 2013	3,638,532	526,088	3,112,444
December 31, 2013	3,714,794	494,066	3,220,728
Total			$15,190,399

Average			$3,038,080

Operating Income Return on Average Equity			11.3%

Draft 2/11/2014

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended December 31, 2012

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	3/31/2012	6/30/2012	9/30/2012	12/31/2012	12/31/2012
NUMERATOR:
Net income available to PLC’s common shareowners	$99,021	$76,155	$60,480	$66,796	$302,452
Less:
Realized investment gains (losses), net of income tax
Investments	11,025	33,790	74,099	(7,018)	111,896
Derivatives	(14,734)	(25,943)	(80,978)	(9,630)	(131,285)
Related amortization of DAC and VOBA, net of income tax	3,603	(2,561)	4,385	3,698	9,125

Operating Income	$99,127	$70,869	$62,974	$79,746	$312,716

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
December 31, 2011	$3,711,517	$985,444	$2,726,073
March 31, 2012	3,785,810	1,001,803	2,784,007
June 30, 2012	4,147,234	1,318,336	2,828,898
September 30, 2012	4,565,855	1,716,766	2,849,089
December 31, 2012	4,615,183	1,736,722	2,878,461
Total			$14,066,528

Average			$2,813,306

Operating Income Return on Average Equity			11.1%

Draft 2/11/2014

Calculation of Net Income Available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended December 31, 2013

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	3/31/2012	6/30/2013	9/30/2013	12/31/2013	12/31/2013
NUMERATOR:
Net income available to PLC’s common shareowners	$78,291	$103,199	$93,061	$118,913	$393,464

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
December 31, 2012	$4,615,183	$1,736,722	$2,878,461
March 31, 2013	4,541,292	1,599,323	2,941,969
June 30, 2013	3,837,991	801,194	3,036,797
September 30, 2013	3,638,532	526,088	3,112,444
December 31, 2013	3,714,794	494,066	3,220,728
Total			$15,190,399

Average			$3,038,080

Net income available to PLC’s common shareowners Return on Average Equity			13.0%

Draft 2/11/2014

Calculation of Net Income Available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended December 31, 2012

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	3/31/2012	6/30/2012	9/30/2012	12/31/2012	12/31/2012
NUMERATOR:
Net income available to PLC’s common shareowners	$99,021	$76,155	$60,480	$66,796	$302,452

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
December 31, 2011	$3,711,517	$985,444	$2,726,073
March 31, 2012	3,785,810	1,001,803	2,784,007
June 30, 2012	4,147,234	1,318,336	2,828,898
September 30, 2012	4,565,855	1,716,766	2,849,089
December 31, 2012	4,615,183	1,736,722	2,878,461
Total			$14,066,528

Average			$2,813,306

Net income available to PLC’s common shareowners Return on Average Equity			10.8%

Draft 2/11/2014

ACCOUNTING CHANGES

The financial data herein reflects, for all periods presented, the adoption and retrospective application of Accounting Standards Update 2010-26 (the “Update”), which addresses diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. This Update prescribes that certain incremental direct costs of successful initial or renewal contract acquisitions may be deferred. It defines incremental direct costs as those costs that result directly from and are essential to the contract transaction and would not have been incurred by the insurance entity had the contract transaction not occurred. This Update also clarifies the definition of the types of incurred costs that may be capitalized and the accounting and recognition treatment of advertising, research, and other administrative costs related to the acquisition of insurance contracts.  This Update was effective for the Company on January 1, 2012.

The financial data herein also reflects, for all periods presented, a revision to the Company’s definition of operating income (loss) as it relates to embedded derivatives on our variable annuity contracts and related hedging activities, to better reflect the basis on which the performance of our business is internally assessed.  This change did not impact its comparable GAAP measure income before income tax.  See information related to certain non-GAAP disclosures for additional information.

In the first quarter of 2012, management revised the definition of operating income (loss) as it relates to certain features of our variable annuity contracts and related hedging activities, to better reflect the basis on which the performance of its business is internally assessed. Under the revised definition, the following items will be excluded from operating income:

• Changes in GMWB embedded derivatives related to this rider feature of certain variable annuity products (excluding the portion attributed to economic costs). Economic cost is the long-term expected average cost of providing the product benefit over the life of the policy based on product pricing assumptions. These include assumptions about the economic/market environment, and elective and non-elective policy owner behavior (e.g. lapses, withdrawal timing, mortality, etc.). These features are considered embedded derivatives under ASC 815.

• Changes in value of certain derivative instruments used to mitigate the risk related to variable annuity contracts.

• That portion of the change in balance sheet components amortized over estimated gross profit that is attributed to the embedded GMWB derivative and related economic hedges (e.g. DAC amortization).

Draft 2/11/2014

Summary of Impact of DAC Accounting & Operating Definition Change

(Dollars In Thousands)
(Unaudited)	2007	2008	2009	2010	2011

Consolidated Statement of Income Data:

Pre-tax Operating Income (Loss) (1)
Life Marketing as originally reported	$189,186	$188,535	$137,826	$147,470	$116,274
DAC change	(48,411)	(42,714)	(30,018)	(23,606)	(20,151)
Life Marketing as adjusted	140,775	145,821	107,808	123,864	96,123

Asset Protection as originally reported	41,559	30,789	23,229	29,897	24,662
DAC change	244	1,729	3,019	1,594	745
Asset Protection as adjusted	41,803	32,518	26,248	31,491	25,407

Annuities as originally reported	23,051	18,707	56,642	53,901	110,726
DAC change	(18,201)	(27,212)	(15,997)	(22,689)	(18,802)
VA change to operating income	—	16,744	(18,591)	20,951	(11,700)
Annuities as adjusted	4,850	8,239	22,054	52,163	80,224

Stable Value Products	50,231	89,811	61,963	39,207	56,780
Acquisitions	129,247	136,479	133,760	111,143	157,393
Corporate & Other	(3,416)	(105,986)	81,980	(25,053)	5,767

Total Pre-tax Operating Income as originally reported	429,858	358,335	495,400	356,565	471,602
DAC change	(66,368)	(68,197)	(42,996)	(44,701)	(38,208)
VA change to operating income	—	16,744	(18,591)	20,951	(11,700)
Total Pre-tax Operating Income as adjusted	363,490	306,882	433,813	332,815	421,694

Income before income tax as originally reported	436,088	(75,131)	416,778	388,863	507,152
DAC change	(66,368)	(68,197)	(34,593)	(54,091)	(36,676)
Income before income tax as adjusted	369,720	(143,328)	382,185	334,772	470,476

Net Income Available to PLC’s Common Shareowners as originally reported	289,566	(41,855)	271,488	260,241	339,070
DAC change	(42,837)	(44,031)	(22,351)	(34,927)	(23,678)
Net Income Available to PLC’s Common Shareowners as adjusted	246,729	(85,886)	249,137	225,314	315,392

Per Share Data (Diluted):
Operating Earnings per Share as originally reported (1)	$3.99	$3.37	$3.97	$2.73	$3.65
DAC change	(0.60)	(0.62)	(0.34)	(0.33)	(0.28)
VA change to operating income	—	0.15	(0.15)	0.15	(0.09)
Operating Earnings per Share as adjusted	$3.39	$2.90	$3.48	$2.55	$3.28

Net Income Available to PLC’s Common Shareowners as originally reported	$4.05	$(0.59)	$3.34	$2.97	$3.92
DAC change	(0.60)	(0.62)	(0.27)	(0.40)	(0.27)
Net Income Available to PLC’s Common Shareowners as adjusted	$3.45	$(1.21)	$3.07	$2.57	$3.65

(1) “Operating income” is a non-GAAP financial measure. “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 2/11/2014

Summary of Impact of DAC Accounting Change

(Dollars In Thousands)
(Unaudited)	2007	2008	2009	2010	2011

Consolidated Balance Sheet Data:

Total Assets as originally reported	$41,786,041	$39,572,449	$42,311,587	$47,562,786	$52,932,085
DAC change	(624,656)	(729,089)	(728,036)	(759,163)	(788,716)
Total Assets as adjusted	$41,161,385	$38,843,360	$41,583,551	$46,803,623	$52,143,369

Total PLC’s Shareowners’ Equity as originally reported	2,456,761	761,095	2,478,821	3,331,087	4,220,465
DAC change	(403,135)	(470,538)	(469,892)	(489,899)	(508,948)
Total PLC’s Shareowners’ Equity as adjusted	$2,053,626	$290,557	$2,008,929	$2,841,188	$3,711,517

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	2,537,290	2,428,151	2,799,990	3,037,833	3,254,246
DAC change	(403,186)	(447,217)	(469,568)	(504,495)	(528,173)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$2,134,104	$1,980,934	$2,330,422	$2,533,338	$2,726,073

Per Share Data (Common Shares Outstanding):

Total PLC’s Shareowners’ Equity as originally reported	35.02	10.89	28.96	38.88	51.68
DAC change	(5.74)	(6.73)	(5.49)	(5.71)	(6.23)
Total PLC’s Shareowners’ Equity as adjusted	$29.28	$4.16	$23.47	$33.17	$45.45

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	36.17	34.74	32.72	35.46	39.85
DAC change	(5.75)	(6.40)	(5.49)	(5.89)	(6.47)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$30.42	$28.34	$27.23	$29.57	$33.38

(1) “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total PLC Shareowners’ equity” is a GAAP financial measure to which “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” can be compared.